UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2016

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53012	90-0687379
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

709 S. Harbor Blvd., Suite 250, Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (321) 725-0090

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

First Choice Healthcare Solutions, Inc. (the “Company”) held its Annual Meeting of Shareholders on December 14, 2016. Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

	For	Withheld	Broker Non-Votes
1. Election of Directors:
Chris Romandetti	12,251,597	21,660	434,286
Donald A. Bittar	12,248,597	24,660	434,286

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2. Ratification of the Board of Director’s selection of RBSM LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016:	12,700,543	7,000	—	—

	Votes For	Votes Against	Abstentions	Broker Non-Votes
3. Approval by Non-Binding Advisory Vote to Approve the Compensation by the Company to Certain Executive Officers:	11,843,157	429,175	925	434,286

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
4. Approval, by Non-Binding Advisory Vote, on Frequency of Say-on-Pay Vote:	11,900,964	356,333	100	15,860	434,286

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
(Registrant)

Date: December 14, 2016
/s/ Chris Romandetti
Name: Chris Romandetti
Chief Executive Officer

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